                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Household Finance Corporation:

As independent public accountants, we hereby consent to the incorporation of our report dated February 3, 1995, included in this annual report on Form 10-K of Household Finance Corporation for the year ended December 31, 1994, into the Company's previously filed Registration Statements No. 33-48854, No. 33-51451, No. 33-55043, and No. 33-55561 on Form S-3.

                                               Arthur Andersen LLP


Chicago, Illinois
March 24, 1995